UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 20, 2017
_______________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 20, 2017, the following matters were voted upon and approved by the shareholders of Huntington at its 2017 Annual Meeting of Shareholders:

			For	Against/ Withheld	Abstentions	Broker Non-Votes	Uncast
1.	Election of fifteen directors to serve a one-year term expiring at the 2018 annual meeting:
	Lizabeth Ardisana		822,785,513	5,020,129		139,845,044	2,309
	Ann (“Tanny”) B. Crane		823,302,965	4,502,677		139,845,044	2,309
	Robert S. Cubbin		822,343,779	5,461,862		139,845,044	2,309
	Steven G. Elliott		822,986,977	4,818,665		139,845,044	2,309
	Michael J. Endres		821,380,802	6,424,840		139,845,044	2,309
	Gina D. France		820,797,858	7,007,784		139,845,044	2,309
	J. Michael Hochschwender		823,468,829	4,336,813		139,845,044	2,309
	Chris Inglis		823,081,551	4,724,091		139,845,044	2,309
	Peter J. Kight		821,782,418	6,023,224		139,845,044	2,309
	Jonathan A. Levy		823,111,449	4,694,193		139,845,044	2,309
	Eddie R. Munson		823,075,737	4,729,905		139,845,044	2,309
	Richard W. Neu		823,360,695	4,444,947		139,845,044	2,309
	David L. Porteous		812,650,344	15,155,298		139,845,044	2,309
	Kathleen H. Ransier		817,715,613	10,090,029		139,845,044	2,309
	Stephen D. Steinour		792,448,751	35,356,890		139,845,044	2,309
	Each of the nominees for director received the favorable vote of at least 95% of the votes cast.
2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2017		960,267,629	5,666,243	1,719,122
			99.4%	0.6%
3.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in Huntington’s Proxy Statement.		796,352,387	28,118,105	3,337,459	139,845,044
			96.5%	3.5%
		1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes	Uncast
4.	Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation	742,416,292	3,057,081	77,833,854	4,498,261	139,845,044	2,461
		90.2%	0.4%	9.4%

Huntington will include an advisory, non-binding vote on executive compensation in its proxy materials pursuant to Section 14A of the Securities Exchange Act of 1934 on an annual basis until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than Huntington’s 2023 Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 21, 2017	By:	/s/ Richard A. Cheap

Richard A. Cheap
Title: Secretary